UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2010

SMART MODULAR TECHNOLOGIES (WWH), INC.
 (Exact name of registrant as specified in its charter)

Cayman Islands	000-51771	20-2509518
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39870 Eureka Drive Newark, CA	94560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 623-1231

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 1, 2010, SMART Modular Technologies (WWH), Inc. issued a press release announcing that it raised its guidance for the second quarter of fiscal 2010, which will end on February 26, 2010, and provided its guidance for the third quarter of fiscal 2010, which will end on May 28, 2010. Guidance for both fiscal quarters is based on a preliminary review of its anticipated financial performance. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits

Exhibit
Number	Description
99.1	Press release, dated February 1, 2010

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnish pursuant to Item 2.02 of this Form 8-K.  Consequently, it is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART MODULAR TECHNOLOGIES (WWH), INC.

Date: February 1, 2010	By:	/S/ IAIN MACKENZIE

	Name:	Iain MacKenzie
	Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release, dated February 1, 2010